                                                                       EXHIBIT 2

JOINT FILING AGREEMENT

     This will confirm the agreement by and among all the undersigned that the
Schedule 13D, and any amendments thereto with respect to the beneficial ownership by the undersigned of shares of Publicker Industries, Inc. is being filed on behalf of each of the undersigned. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  July 2, 1998
                                        ROSSCO HOLDINGS INCORPORATED
                                        a California corporation


                                        By: /s/ LEONARD M. ROSS
                                           -------------------------------------
                                           Leonard M. Ross, President

                                        LODGECO PROPERTIES, LTD.
                                        a Texas limited partnership
                                        By Rossco Holdings Incorporated
                                        General Partner


                                        By: /s/ LEONARD M. ROSS
                                           -------------------------------------
                                           Leonard M. Ross, President

                                        MILL EQUITIES CO.
                                        A California general partnership


                                        By: /s/ LEONARD M. ROSS
                                           -------------------------------------
                                           Leonard M. Ross, President


                                        TRIRO EQUITIES CO.,
                                        A Texas general partnership


                                        By: /s/ LEONARD M. ROSS
                                           -------------------------------------
                                           Leonard M. Ross, President